                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K


                   Current Report Pursuant to Section 13 or
                 15(d) of the Securities Exchange Act of 1934


                                 May 15, 2001
               Date of Report (Date of earliest event reported)



                           ATMOS ENERGY CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


     TEXAS AND VIRGINIA                  1-10042                 75-1743247
----------------------------         ---------------         -------------------
(State or Other Jurisdiction         Commission File          (I.R.S. Employer
of Incorporation or                      Number              Identification No.)
Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                     75240
-------------------------------                                ----------------
(Address of Principal                                             (Zip Code)
Executive Offices)



                                (972) 934-9227
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

     On May 15, 2001, Atmos Energy Corporation ("Registrant") and Banc of America Securities LLC, on behalf of the underwriters named in Schedule A to that certain Purchase Agreement (collectively the "Underwriters"), executed the Purchase Agreement in connection with the sale by Registrant to the Underwriters of a total of $350,000,000 of the Company's Senior Notes, a copy of which is attached hereto as Exhibit 99.1.

     On May 22, 2001, Registrant executed that certain Global Security representing a total of $350,000,000 in 7 3/8% Senior Notes due 2011, a copy of which is attached hereto as Exhibit 99.2.

     On May 22, 2001, Registrant and SunTrust Bank executed that certain Indenture, relating to the issuance of a total of $350,000,000 in 7 3/8% Senior Notes due 2011, a copy of which is attached hereto as Exhibit 99.3.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits

                    99.1  Purchase Agreement dated May 15, 2001
                    99.2  Global Security dated May 22, 2001
                    99.3  Indenture dated May 22, 2001
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATMOS ENERGY CORPORATION
                                         (Registrant)


DATE:  May 22, 2001                      By: /s/ LOUIS P. GREGORY
                                             ------------------------------
                                                 Louis P. Gregory
                                                 Senior Vice President
                                                 and General Counsel
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                                 EXHIBIT INDEX

  Exhibit Number                       Description
  --------------                       -----------

     99.1                Purchase Agreement dated May 15, 2001
     99.2                Global Security dated May 22, 2001
     99.3                Indenture dated May 22, 2001